CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

In connection with the Semi-Annual Report of Maxim Series Fund, Inc. (the "Registrant") on Form N-CSR for the period ended June 30, 2010 (the "Report"), the undersigneds hereby certify, to the best of their knowledge, that:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date	January 12, 2011

By:	/s/ M.T.G. Graye
M.T.G. Graye
President & Chief Executive Officer

Date	January 12, 2011

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer, Treasurer & Investment Operations Compliance Officer

__________

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.